Risks and Uncertainties	12 Months Ended
Dec. 31, 2024
EBP 004 [Member]
Employee Benefit Plan Risk and Uncertainty [Line Items]
Risks and Uncertainties
10.	Risks and Uncertainties
The Plan invests in various investment securities. Investment securities, in general, are exposed to various risks such as interest rate, credit, and overall market volatility. Market risks include global events w hic
h could impact the value of investment securities, such as a pandemic, international conflict, trade wars and tariffs. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.